

UMPQUA HOLDINGS CORPORATION

KBW conference, Boston, MA

February 27-28, 2013

Safe Harbor Statement

This presentation contains forward-looking statements, within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934, which are intended to be covered by the safe harbor for "forward-looking statements" provided by the Private Securities Litigation Reform Act of 1995. These statements may include statements that expressly or implicitly predict future results, performance or events. Statements other than statements of historical fact are forward-looking statements. You can find many of these statements by looking for words such as "anticipates," "expects," believes," "estimates" and "intends" and words or phrases of similar meaning. We make forward-looking statements regarding acquisitions and deployment of excess capital, continued non-covered loan growth, and continued efficiency and credit quality improvements. Forward-looking statements involve substantial risks and uncertainties, many of which are difficult to predict and are generally beyond the control of Umpqua. Risks and uncertainties include those set forth in our filings with the SEC and the following factors that might cause actual results to differ materially from those presented:

- The ability to attract new deposits and originate new loans and leases
- Demand for financial services in our market areas
- Competitive market pricing factors
- Deterioration in economic conditions that could result in increased loan and lease losses
- Risks associated with concentrations in real estate related loans
- Market interest rate volatility
- Stability of funding sources and continued availability of borrowings
- Changes in legal or regulatory requirements or the results of regulatory examinations that could restrict growth
- The Dodd-Frank Act and other recent legislative and regulatory initiatives could detrimentally affect the Company's business by, for example, increasing our operating expenses and decreasing revenue.
- The ability to recruit and retain key management and staff
- Risks associated with merger integration
- Significant decline in the market value of the Company that could result in an impairment of goodwill
- The ability to raise capital or incur debt on reasonable terms
- The ability to profitably deploy capital

There are many factors that could cause actual results to differ materially from those contemplated by these forward-looking statements. For a more detailed discussion of some of the risk factors, see the section entitled "Risk Factors" in the Form 10-K for the year ended December 31, 2012 as updated and supplemented in our filings on Form 10-Q and Form 8-K. We do not intend to update any factors or to publicly announce revisions to any of our forward-looking statements. You should consider any forward looking statements in light of this explanation, and we caution you about relying on forward-looking statements.

UMPQUA B·A·N·K

Only 4 topics today

> Leverage solid capital base, deploy/return excess capital

- Well positioned for Basel III capital standards, trust preferred redemption over next few years out of retained earnings
- Ability to increase risk weighted assets by ~$2 billion for 12% Bank level Total Risk Based capital ratio
- Focused on deploying excess capital (acquisitions and/or return)


Q4 2012 Capital Ratios
LLR
TRUP
Common
18.00%
16.00%
14.00%
12.00%
10.00%
8.00%
6.00%
4.00%
2.00%
0.00%
9.35%
11.44%
12.45%
15.27%
16.52%
Tangible Common Equity/Tangible Assets
Tier 1 Leverage
Tier 1 Common Risk Based
Tier 1 Risk Based
Total Risk Based

> December 2012 risk based regulatory capital ratios are final from the quarterly regulatory reports.
> LLR = loan loss reserve, TRUP = trust preferred capital, COMMON = tangible common equity

> Continued loan growth, expanding market presence

- Record commercial production over past year
- Building relationships and C&I portfolio (now 26% of total)
- Pipeline at $1.5 billion


Non-covered loans ($ in billions)
$7.00
$6.75
$6.50
$6.25
$6.00
$5.75
$5.50
$5.25
$5.83
$5.73
$5.70
$5.66
$5.63
$5.74
$5.83
$5.89
$5.94
$6.10
$6.25
$6.68
2010Q1
2010Q2
2010Q3
2010Q4
2011Q1
2011Q2
2011Q3
2011Q4
2012Q1
2012Q2
2012Q3
2012Q4

> Efficiency improvements

- Expanding revenue lines – wealth management, capital markets, international & mortgage banking
- Leverage/reduce core expense in light of low interest rate environment


Net non-interest margin %
UMPQ
Regional peers
3.00%
2.75%
2.50%
2.25%
2.00%
1.75%
1.50%
1.92%
1.94%
1.91%
1.86%
1.77%
2.86%
2.23%
2.68%
2.28%
2.46%
2.17%
2.61%
1.89%
2.50%
2006
2007
2008
2009
2010
2011
2012

> Source: Company filings, SNL Financial

> Note: Regional peers include Banner Corporation, Cascade Bancorp, CVB Financial, PacWest Bancorp, Sterling Financial, West Coast Bancorp, and Westamerica Bancorp; Regional peers represent a median ratio as of YTD Q3 2012. Q4 2012 regional peer data not available at preparation of this presentation.

UMPQUA BANK

Continued improvement in credit quality

- Non-covered classified asset to capital ratio down to 27%, Texas ratio at 6%
- Potential recovery pool ($12 million recoveries over past 4 quarters)
- Workout costs $21 million for 2012 (ex OREO gain/loss), down 12% year over year

Non-covered NPA to assets%


1.99%
1.90%
1.59%
1.53%
1.53%
1.37%
1.24%
1.09%
1.05%
1.01%
0.86%
0.75%
2010Q1
2010Q2
2010Q3
2010Q4
2011Q1
2011Q2
2011Q3
2011Q4
2012Q1
2012Q2
2012Q3
2012Q4



Thank you